NEWS
RELEASE
Contact:                Richard F. Miles
President and CEO
Geokinetics Inc.
(713) 850-7600
(713) 850-7330 FAX

FOR IMMEDIATE RELEASE

GEOKINETICS ANNOUNCES EXECUTIVE RESIGNATION

HOUSTON, TEXAS, August 25, 2009 (PR Newswire) – Geokinetics Inc. (NYSE AMEX: GOK) announced that Jim White, the Company’s Executive Vice President - Business Development & Technology will resign from the Company effective February 15, 2010, to pursue other interests.  In the interim, Mr. White will continue to serve in his role as Executive Vice President assisting the Company with certain initiatives. Mr. White’s previous responsibilities, which included managing business development, marketing and technology, have been reassigned to other executives.

Richard Miles, the Company’s President and Chief Executive Officer said: “We appreciate the contributions Jim has made to Geokinetics over the past several years, helping to grow the Company into a worldwide leader in land seismic data acquisition and processing, and we wish him well in his future endeavors. In addition, we will continue to fully support Jim in his role as Chairman of the International Association of Geophysical Contractors (IAGC), the trade association and a leading advocate for our industry.   Looking forward, we remain committed to strengthening our seismic data processing and interpretation capabilities and technology to further increase the value we provide to our customers and appreciate the foundation that Jim has helped establish in this area.”

About Geokinetics Inc.

Geokinetics Inc., based in Houston, Texas, is a leading global provider of seismic data acquisition and high-end seismic data processing services to the oil and gas industry.  Geokinetics has strong operating presence in North America and is focused on key markets internationally. Geokinetics operates in some of the most challenging locations in the world from the Arctic to mountainous jungles to the transition zone environments. More information about Geokinetics is available at www.geokinetics.com.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All statements, other than statements of historical facts, included in this earnings release that address activities, events or developments that Geokinetics expects, believes or anticipates will or may occur in the future are forward- looking statements.  These statements include but are not limited to statements about the business outlook for the year, backlog and future jobs, business strategy, related financial performance and statements with respect to future benefits.  These statements are based on certain assumptions made by Geokinetics based on management's experience and perception of historical trends, industry conditions, market position, future operations, profitability, liquidity, backlog, capital resources and other factors believed to be appropriate.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Geokinetics, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, job delays or cancellations, reductions in oil and gas prices, the continued disruption in worldwide financial markets, impact from severe weather conditions and other important factors that could cause actual results to differ materially from those projected, or backlog not to be completed, as described in the Company's reports filed with the Securities and Exchange Commission. Backlog consists of written orders and estimates of Geokinetics’ services which it believes to be firm, however, in many instances, the contracts are cancelable by customers so Geokinetics may never realize some or all of its backlog, which may lead to lower than expected financial performance.

Although Geokinetics believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will be correct.  All of Geokinetics’ forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  Any forward-looking statement speaks only as of the date on which such statement is made and Geokinetics undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

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GEOKINETICS INC. (NYSE Amex: GOK)
1500 CityWest Blvd., Suite 800, Houston, Texas  77042  (713) 850-7600  (713) 850-7330 FAX